

Proforma information                                                                                            Proforma
                                                                            Thoroughbred                        Combined
                                                         VDO.COM         Racing Assoc.,Inc                      Balance
                                                          31-Dec               31-Dec         Adjustments        31-Dec
                                                           1999                 1999            dr (cr)           1999

ASSETS

  Cash and Cash equivalents                            $ 101,435            $ 279,042                         $ 380,477
  Accounts Receivable                                     88,000                                                 88,000
  Due from related parties                                39,147                                                 39,147
                                                                                                                      -
  Livestock (net)                                                              11,834                            11,834
                                                                                                                      -
                                                      ------------------------------------------------------------------
TOTAL ASSETS                                           $ 228,582            $ 290,876                         $ 519,458
                                                      ==================================================================

LIABLIITIES AND STOCKHOLDERS' EQUITY
  Accounts payable                                     $  11,772              $ 2,522                         $  14,294
  Accounts payable-related party                                              737,640                           737,640

                                                      ------------------------------------------------------------------
TOTAL LIABILITIES                                         11,772              740,162                           751,934
                                                      ------------------------------------------------------------------

  Common stock, $.001 par value, 50,000,000
  shares authorized, 16,900,000 shares
  issued and outstanding at December 31, 1999             16,900                2,500                            19,400
  Additional paid-in capital                             336,600                7,500                           344,100
  Deficit accumulated during development stage          (136,690)            (459,286)                         (595,976)

                                                      ------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                     216,810             (449,286)                         (232,476)
                                                      ------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 228,582            $ 290,876                         $ 519,458
                                                      ==================================================================




Proforma information
Statement of Operations                                                                                              Proforma
                                                                     Thoroughbred                                    Combined
                                                  VDO.COM          Racing Assoc.,Inc                                 Balance
                                                   31-Dec               31-Dec             Adjustments                31-Dec
                                                    1999                 1999                dr (cr)                  1999

Revenues

                                                                           $ 51,482                                  $ 51,482


Expenses

  General and administrative                              43,726             83,061                                   126,787
  Management fees                                         24,000              4,235                                    28,235
  Training, veterinary and other horse expenses                              18,146                                    18,146
  Depreciation

                                                  ----------------------------------------------------------------------------

Total expenses                                            67,726            105,442                                   173,168
                                                  ----------------------------------------------------------------------------

Loss from operations                                     (67,726)           (53,960)                                 (121,686)
                                                  ----------------------------------------------------------------------------

Other income

  Gain from sale of livestock                                               285,690                                   285,690
                                                  ----------------------------------------------------------------------------

Net income (loss)                                        (67,726)           231,730                                   164,004
                                                  ============================================================================

EPS                                                           (0)                 0                                         0
                                                  ============================================================================

Weighted average shares outstanding                   16,025,000          2,500,000
                                                  ============================================================================






Proforma information                                                                                                 Proforma
Balance Sheet                                                           Thoroughbred                                 Combined
At March 31, 2000                                    VDO.COM         Racing Assoc.,Inc                               Balance
                                                      31-Mar               31-Mar             Adjustments             31-Mar
                                                       2000                 2000                dr (cr)                2000

ASSETS

  Cash and Cash equivalents                                $ 28,082        $       -                                $ 28,082
  Accounts Receivable                                             -                                                        -
                                                                                                                           -
                                                                                                                           -
  Livestock  and equipment (net)                             35,000                -                                  35,000
  Goodwill

  Investments                                               198,000                                                  198,000
                                                    -------------------------------------------------------------------------
TOTAL ASSETS                                              $ 261,082        $       -                               $ 261,082
                                                    =========================================================================

LIABLIITIES AND STOCKHOLDERS' EQUITY
  Accounts payable                                        $  76,772        $       -                               $  76,772
  Accounts payable-related party                                  -                -                                       -
  Debenture 8% due March 28, 2002                           122,000                                                  122,000
                                                    -------------------------------------------------------------------------
TOTAL LIABILITIES                                           198,772                -                                 198,772
                                                    -------------------------------------------------------------------------

  Common stock, $.001 par value, 50,000,000
  shares authorized, 17,700,000 shares issued and
  outstanding at March 31,2000                               17,700            2,500                (2,500)           17,700
  Additional paid-in capital                                391,800          471,987              (471,987)          391,800
                                                                  -                -
  Deficit accumulated during development stage             (347,190)        (474,487)              474,487          (347,190)

                                                    -------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                         62,310                -                                  62,310
                                                    -------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 261,082        $       -                               $ 261,082
                                                    =========================================================================




Proforma information                                                                                           Proforma
Balance Sheet                                                              Thoroughbred                        Combined
At March 31, 2000                                       VDO.COM         Racing Assoc.,Inc                      Balance
                                                        31-Mar               31-Mar             Adjustments    31-Mar
                                                         2000                 2000                dr (cr)       2000


Revenues

                                                                        $       2,732                          $ 2,732


Expenses

  General and administrative                              160,839               2,670                          163,509
  Research and Development                                 25,000                   -                           25,000
  Training, veterinary and other horse expenses                                13,563                           13,563
  Depreciation                                                                  1,699
                                                     ------------------------------------------------------------------

Total expenses                                            185,839              17,932                          202,072
                                                     ------------------------------------------------------------------

Loss from operations                                     (185,839)            (15,200)                        (199,340)
                                                     ------------------------------------------------------------------

Other income

  Gain from sale of livestock                                                       -                                -
                                                     ------------------------------------------------------------------

Net income (loss)                                        (185,839)            (15,200)                        (199,340)
                                                     ==================================================================

EPS                                                            (0)                 (0)
                                                     ==================================================================

Weighted average shares outstanding                    17,300,000             2,500,000
                                                     ====================================================================



                                 VDO.COM, INC.
                                Notes to Proforma

Vdo.com purchased all of the outstanding stock in Thorougbred Racing Associates, Inc. (TRA) during the first quarter of 2000 for $100,000 in cash and 400,000 shares of VDO.com common stock. At the time of the transaction, TRA had no assets or liabilities. This transaction was recorded as a purchase. In relation to this purchase, the company paid $50,000 and issued 400,000 shares of VDO.com common stock as a finders fee.

A major shareholder loaned the Company $122,000 at 8% payable on demand. These funds were use to purchase TRA and to pay legal fees.